UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2026

CYNGN INC.

(Exact name of registrant as specified in charter)

Delaware	001-40932	46-2007094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1344 Terra Bella

Mountain View, CA 94043

(Address of principal executive offices) (Zip Code)

(650) 924-5905

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CYN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 3, 2026, the Board of Directors (“the Board”) of Cyngn, Inc. (the “Company”), appointed Mr. Ran Makavy to serve as a member of the Board, effective as of immediately, to fill a vacancy on the Board of Directors.

Mr. Makavy was elected as a Class III director and will serve on the Board until the Company’s 2027 annual meeting of stockholders at which time he will stand for election alongside the Company’s other Class III directors. The Board has also appointed Mr. Makavy to serve as Chairman of the Nominating and Corporate Governance Committee, and a member of the Compensation Committee and Audit Committee.

Mr. Makavy is a global business leader, investor, and professional board director with approximately 30 years’ experience in the engineering and product management arena. In 2007, he started a company called Snaptu and sold it to Facebook in 2011, led growth in emerging markets at Facebook, started internet.org, built the growth team at Lyft, then led the tech org and the ridesharing business and took the company public in 2019. He has invested in over sixty startup companies since 2013. Mr. Makavy currently serves as lead investor to the Ran Makavy Angel Investment Fund, and as an advisor to Passport Global, Dimension, Fora Travel, Argo, and Honeybook.

There is no arrangement or understanding with any person pursuant to which Mr. Makavy was appointed as a member of the Board. There are no transactions or relationships between the Company and Mr. Makavy that are reportable under Item 404(a) of Regulation S-K. In connection with Mr. Makavy’s appointment to the Board, Mr. Makavy will be compensated in accordance with the Company’s standard compensation policies and practices for non-employee directors of the Board, which is described in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the SEC on October 22, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2026

CYNGN INC.

By:	/s/ Natalie Russell
Natalie Russell
Chief Financial Officer

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